SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                -----------------


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          NACT TELECOMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


     Delaware                                              87-0378662
-----------------------                               -------------------
(State of Incorporation                                (I.R.S. Employer
 or Organization)                                     Identification No.)



  382 East 720 South
         Orem, Utah                                          84058
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(Address of principal                                       (Zip Code)
executive offices)


If this form relates to the                  If this form relates to the
registration of a class of                   registration of a class of
debt securities and is                       debt securities and is to
effective upon filing                        become effective
pursuant to General                          simultaneously with the
Instruction A(c)(1) please                   effectiveness of a
check the following box. / /                 concurrent registration
                                             statement under the
                                             Securities Act of 1933
                                             pursuant to General
                                             Instruction A(c)(2) please
                                             check the following box.  / /


Securities to be registered pursuant to Section 12(b) of the Act:
None

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $.01 par value per share
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                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

             The description of the Registrant's Common Stock is contained in the Registrant's Registration Statement on Form S-1 (File No. 333-17735), filed with the Securities and Exchange Commission on December 12, 1996 (the "Registration Statement") under the heading "Description of Capital Stock" on pages 49-50 of the Prospectus contained therein, and is incorporated herein by reference.

ITEM 2.  EXHIBITS

           3.1     Registrant's Certificate of Incorporation. 1

           3.2     Bylaws of the Registrant. 1

           4.1     Specimen Common Stock Certificate of the
                   Registrant. 1


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   1    Incorporated by reference to the exhibit of the same number contained in the Registration Statement and exhibits thereto.

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

                                    SIGNATURE

                    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                       NACT TELECOMMUNICATIONS, INC.
                                       -----------------------------
                                             (Registrant)


Date:  January 21, 1997                By:/s/ A. Lindsay Wallace
                                          ----------------------
                                          Name:  A. Lindsay Wallace
                                          Title: President and Chief
                                                 Executive Officer

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